
MtronPTI®
INVESTOR PRESENTATION
May 2024

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in the Information Statement contained within our Form 10-K filed with the SEC on March 25, 2024. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Agenda

1. **Product Tutorial**
   - *What MPTI Makes and Why It Matters*
2. **Investor Presentation**
   - *Company Overview*
   - *Markets & Products*
   - *Financial Performance*
   - *Summary*
3. **Questions & Answers**





Who is Mtron Industries, Inc. (NYSEAM:MPTI)?

MPTI is a high technology firm that designs and manufactures highly reliable, precision:

- *Radio Frequency (RF) components (Oscillators, Filters and Resonators)*
- *Solutions, which solve larger engineering challenges*


MtronPTI


MtronPTI

What Are Oscillators ?

Oscillators are crucial components in various electronics systems that produce:

- **Clock Generation**
  - *A periodic signal that synchronizes digital circuits which is fundamental for coordinating the activities of multiple devices in complex systems in computers and control, communication, and data transmission systems*

- **Frequency Generation**
  - *Signals at precise frequencies, which are necessary for RF communication, Radars and Electronic Warfare systems*
  - *Controlling the frequency of the oscillator over time and temperature with minimal phase noise ensures reliable transmission and reception of signals*


Voltage
Time



MtronPTI

Why are MPTI's Oscillators Important?

Communication and Data Transmission Systems

- Low drift enhances faster and error-free transmission
- Ultra-low phase noise enables clearer, more reliable data transmission

Best In-Class Phase Noise

Radar

- Low drift improves accuracy of radar measurements
- Reduced phase noise improves radar detection of slower and smaller objects

World's Best Performance Vibration Immune OCXO

Electronic Warfare (EW) Systems

- High stability improves jamming, deception, and intelligence gathering

Smallest Hi-Frequency OCXO Available

Control Systems

- Low drift maximizes synchronization of multiple components within a communication system

World Class Drift Performance

Ultra-low phase noise, low drift oscillators in various product families (XO, TCXO, VCXO, TCVCXO, OCXO) allow customers to design superior performance products

What Is A Filter?

Electronic filters are essential components in electronic systems for many reasons:

- **Frequency Selectivity**
  - *Filters selectively pass or reject specific frequency components of a signal, which is essential in applications such as radio communication, radars, and electronic warfare where different channels or bands need to be separated to avoid interference and extract desired signals*
- **Bandwidth Limiting**
  - *Filters limit the bandwidth of signals, allowing only a certain range of frequencies to pass through. This is important in data communication, radars, and electronic warfare where bandwidth constraints need to be enforced to prevent signal distortion or overcrowding of the channel*


Tuned
Circuit
Gain
Selective Receiver
Unselective Receiver
Frequency


Low-pass
High-pass
Band-pass
Band-stop

Why Are MPTI's Filters Important?

Communication and Data Transmission Systems

- Higher frequency enhances faster and error-free transmission
- Low insertion loss enables clearer, more reliable data transmission

Wide Range of Frequencies Available

Electronic Warfare (EW) Systems

- High selectivity improves jamming, deception, and intelligence gathering

Best In-Class Selectivity

Radar

- High selectivity improves accuracy of radar measurements
- Reduced insertion loss improves radar detection of slower and smaller objects

World Class Insertion Loss

Low insertion loss, high frequency, low profile, highly selective filters in various product families (Crystal, Waveguide, Ceramic, LC, Cavity, Planar, Switched) allow customers to design superior products

What Are Solutions?

Solutions come in a various forms, such as an Integrated Microwave Assembly (IMA) or as a Multi-Function Module (MFM), where MPTI acts as an extension of our customer's Engineering team and designs the complete solution rather than supplying only the components

- Our solutions typically integrate multiple microwave or and RF functions into a single package
- These functions can include amplifiers, oscillators, filters, mixers, switches, and other active or passive microwave components
- Solutions may also integrate power management, control circuitry, and other functionalities
- Common solution applications include radar systems, electronic warfare systems, communication systems, microwave instrumentation, and aerospace and defense applications


MtronPTI

Why Use MPTI to Provide Solutions?

- MPTI uses the same circuit, electromagnetic, mechanical, thermal, and stress analysis modeling tools as our customers, which is effortlessly integrated into the customer's system synthesis
- Design collaboration acts an extension of the customer's design team and allows our customer's resources to focus on their areas of expertise
- Utilizes several in-house rapid prototyping methods to speed development with a fast-fail approach
- The result of having MPTI focus on the design concept, prototype development, and transition to full rate production is a shortened design cycle and a faster time to market
- Custom integration offers additional benefits of enhanced system performance, fewer interfaces, compact mechanical packaging, less individual components, and reduced test and integration times





MPTI Overview

MPTI is a NYSEAM publicly traded corporation

- Formed in 1965
- Listed NYSEAM in October 2022 at ~$13; today at ~$28
- Aerospace and Defense Focused Since 2004 Acquisition
- Value Creation Heritage with NYSEAM governance

Current MPTI Profile

- American Made Defense Contractor in High Growth Niche
- Specialist in Robust Engineering Frequency Control Applications
- 2.68mm Shares Outstanding
- $80mm Market Cap (approximate)
- Broad employee ownership (183,000 options at $36)
- Positioned to access long term value creation opportunities







MPTI Value Creation

"MPTI" Delivered to Shareholders:

Separation at $13 per share to $43.41 high ~ $115mm market cap (Jan 2024)

SPIN OFF: October 7, 2022 (NYSEAM – MPTI)

Creating standalone Aerospace and Defense frequency control engineering pure play



MtronPTI's Significant Opportunity in the Defense Landscape

The Budget prioritizes enhancements to offensive air and sea power through the modernization of existing weapons, ships, aircraft and electronic warfare capabilities; C4ISR requires RF capability on nearly every platform


Frequency Control
Crystals
Tunable
Filters


Radar
Frequency Control
Crystals
Filters
UAV Data Link
Frequency Control
Airborne Communication
Frequency Control
Crystals
Tunable
Filters
Maritime / Ship Communication
Frequency Control
Crystals
Filters
Missile
Frequency Control

Develop and Deliver


45.00
34.79
30.00
15.00
0.00





MPTI Trading Statistics & Market Data

MPTI – Trading Data[1]

Price	$27.51	Volume	36.257
$ Change YoY	+$15.64	% Change YoY	+131.77%
52 Week High	$45.60	52 Week Low	$10.85

Analyst Coverage

Firm	Research Analyst	Rating	Price Target[2]
Sidoti & Company	Anja Soderstrom	NR	$44

MPTI – Enterprise Value[1]

Figures in $M, except share price

Price Per Share	$27.51
Fully Diluted Shares Outstanding	2.88
Market Capitalization	**$79.1**
(-) Cash & Cash Equivalents	3.9
(+) Total Debt	0.03
Enterprise Value	**$75.2**

MPTI – LTM Share Price Chart[1]



Share Price
MPTI Volume
MPTI Share Pricing
# of Shares
$50
$40
$30
$20
$10
$0
600,000
500,000
400,000
300,000
200,000
100,000
0
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24

MtronPTI

Source: S&P Capital IQ, Company data
(1) Market data as of May 6, 2024
(2) As of May 3, 2024

Outperformance vs. Peers

Since its Spinoff in Late 2022, MPTI has Significantly Outperformed the Broader Market & its Peers


S&P 500
MtronPTI
S&P Global 1200 - Electronic Components
200%
150%
100%
50%
0%
(50%)
(100%)
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
81%
MPTI Returns
42%
S&P Returns
21%
Peers Returns

Source: S&P Capital IQ as of May 6, 2024

(1) Constituents of the S&P Global 1200 - Electronic Components index include: Amphenol (NYSE:APH), Corning (NYSE:GLW), Delta Electronics (TWSE:2308), Kyocera (TSE:6971), Murata Manufacturing (TSE:6981), OMRON (TSE:6645), Samsung SDI (KOSE:A006400), and TDK (TSE:6762)

MPTI At A Glance

Robust Engineered RF Components and Solutions since 1965

Filters (LC, Cavity, Planar, Crystal)	Oscillators (XO, TCXO, VCXO, OCXO)	Crystal Resonators and Solutions


MtronPTI


MtronPTI


MtronPTI

$43.0M[1] Sales	42.7%[1] Gross Margin	$46.1M Backlog	7-10%[2] Revenue CAGR	28.3%[3] New Product Revenue


14.3%
5.3%
24.9%
55.5%
Aerospace & Defense
Avionics
Space
Industrials


17.7%
19.9%
62.4%
Filters
Oscillators
Resonators & Solutions

Strategically Targeting Larger Opportunities

- 260 New Products Launched Annually (5 Year Average)
- Record number of Products >$1M Annually
- Number of Products >$500k Annually Increased 50%
- Number of Products >$250k Annually Increased 35%

MtronPTI

Source: Company data
(1) 12 months ended March 31, 2024
(2) Five year CAGR was 8.2% from 2017-2022
(3) Revenue from products introduced in the last 4 years

MPTI At A Glance (Cont.)






2024
2023
2022

Vertically Integrated RF Solutions

Highly-engineered, high reliability precision components and solutions including Filters, Oscillators, Resonators, and Integrated Microwave Assemblies with 900+ unique products

Blue-Chip Customer Base

Diverse global customer base of over 350+ unique customers including industry leaders in the Aerospace & Defense, Avionics, Space, and Industrials sectors

Strong Market Performance

Delivering strong returns to shareholders of 81% since spin-off on October 7, 2022, indicative of our unique strategy and strong execution

Source: Company data

A History Of Leadership & Innovation

For Over 58 Years, MPTI Has Been a Leader in Supporting Advanced Electronics





1965
Mtron and Piezo Technology (PTI) are organized separately

1973
PTI supplies the first monolithic filters used in space

1976
Lynch Corporation (predecessor to The LGL Group) acquires Mtron

2002
Mtron purchases assets of Champion Technologies (formerly Motorola) adding VCXO, TCXO and timing solutions

2004
Mtron acquires PTI

2017
MtronPTI introduces its first electronical vibration compensated OCXO

2020
MtronPTI launches Integrated Microwave Assembly (IMA)

2022
MtronPTI launches Planar Filter Product Line and High frequency, low noise OCXO family

2022
MtronPTI completes separation from The LGL Group, becoming an independent, publicly traded company

2024
MtronPTI launches its first space-borne IMA




MtronPTI



NYSE AMERICAN™

Source: Company data

MtronPTI

Global Footprint

Strategically Located With Capacity For Future Growth

Orlando, FL (HQ)

- **71,000 sq. ft.**
- AS9100D Design and Manufacturing Facility
- ITAR Registered
- Sales Office

Yankton, SD

- **32,000 sq. ft.**
- AS9100D Design and Manufacturing Facility
- ITAR Registered

New Delhi, India

- **13,000 sq. ft.**
- ISO 9001:2015 Manufacturing Facility
- MLA - Manufacturing License Agreement

Hong Kong

- Sales Office

Over 100,000 sq. ft. of Design and Manufacturing Space


Yankton, SD
Orlando, FL
New Delhi, India
Hong Kong

Source: Company data

MtronPTI

Investment Highlights

1. Large & Growing TAM with Diverse End Markets
2. Unique Go-To-Market Strategy & Vertically Integrated Product Offerings
3. Blue-Chip Customer Base on Long Running Programs and Sticky Contracts
4. Compelling Financials with Organic & Inorganic Growth Strategy
5. Proven & Experienced Management Team & Board

Large & Growing TAM

Expansion Opportunities Across Multiple Markets

Customer End Market TAM's

Defense Electronics Market	Commercial Aviation Market	SATCOM Market
2022	2024	2022
~$150B	~$199B	~$77B
2030	2030	2030
~$234B	~$294B	~$162B
~6% CAGR	~7% CAGR	~10% CAGR

Electronic Components Market Size

$ in Billions



~7% CAGR
$190
$323
2022
2030

Source: Allied Market Research, Grand View Research, Mordor Intelligence, Precedence Research

MtronPTI

Macro Trends Favorable to MPTI

Increased Network Communication Programs and Global Threats Drive A&D Spending

Defense

Global threat environment remains elevated, **pushing defense spending higher**

Budget trends towards platform modernization create long-tailed opportunities on sticky programs

Dispersed forces increase demand for **sophisticated, highly networked electronics**

C4ISR is critical to most platforms, and Spectrum control is critical to C4ISR

Avionics

Despite isolated manufacturing concerns, **commercial aircraft build rates and backlogs remain elevated**

Multiple MPTI touchpoints on multiple aircraft types creates stability and opportunity

Satellite

Communication, data and situational awareness are **driving commercial & military satellite markets**

Supporting strong, clean satellite signals make us a preferred satellite partner

Industrials

Industrial demand benefiting from **increase in global infrastructure projects**

Capacity expansion positions MPTI to capture future demand

Serving Diverse & Attractive End Markets

Secular Market Tailwinds With Established and Growing Customer Base

Aerospace & Defense

- High reliability harsh environment timing, spectrum and frequency control solutions
- Applications for Autonomous Vehicles, Drone and Missile Defense, Electronic Warfare, and Hypersonic Missiles



Avionics

- Harsh environment oscillators and leading-edge resonator technology products reduce temperature and vibration effects
- Global fleet increasing by 80% through 2041 compared to 2019



Space

- Communication, Defense GPS, and Weather Satellites and Manned Space Flight Exploration
- Internet access via satellite predicted to account for up to 70% of the space economy by 2050



Industrials

- Data timing and RF & microwave frequency control(s) solutions for industrial process control
- The global Industrial Internet of Things (IIoT) market is expected to grow at a CAGR of 23.3% from 2024-2030



FY'23 Revenue Split by End Market


Aerospace & Defense
Avionics
Space
Industrials
14.3%
5.3%
24.9%
55.5%

Source: Company data & Grand View Research

MtronPTI

Unique Product Portfolio...

Filters

- Applications within Avionics, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include Crystal, LC, Cavity, Planar, Waveguide, Ceramic, Duplexer, Multiplexer and Switched Filters
- Frequency ranges from 25MHz to 50GHz




Oscillators

- Applications within Avionics, Communications, Electronic Warfare, Instrumentation, and Radar
- Products include XO, TCXO, VCXO, TCVCXO, OCXO
- Frequencies available: TCXO to 1.4GHz, OCXO to 6 GHz


MtronPTI


Resonators

- Applications within Avionics, Communications, Electronic Warfare, Instrumentation, and Radars
- Precision Crystal Resonator frequencies up to 200MHz
- Vertically integrated into crystal filters and oscillators




Integrated Microwave Assembly

- Spanning frequencies from 10MHz to 50GHz, components such as Filters, Low-Noise Amplifiers, Couplers, Attenuators, Switches, Circulators, Oscillators, Multipliers, Phase Lock Loops and Mixers, are integrated into one SWaP-C assembly



FY'23 Revenue Split by Product


Filters
Oscillators
Resonators & Solutions
17.7%
19.9%
62.4%

Source: Company data

MtronPTI

...With Broad Applications

Commercial Aerospace



Space & SATCOM



Electronic Warfare



Precision-Guided Munitions



Radar



Source: Company data

MtronPTI

Vertically Integrated Throughout Product Lifecycle

From Design to Delivery, MPTI focuses on Relationship Driven Business, Ensuring Premier Quality

1. Design

- Thermal and electromagnetic modeling, extensive design of experiments, and rapid prototype evaluations ensure that designs are compliant, reliable and manufacturable
- MPTI Engineer to Customer Engineer interaction from concept thru production



2. Quality

- Raw materials such as machined housings, passive components, and platings are tested, ensuring industry / client specified needs
- In-house testing includes Gross/Fine Leak, Vibration, Shock, XRF, PIND, Life, Immersion, Humidity, Barometric Pressure, Temperature, and Extensive Electrical Parameters


Source
Qualification

3. Manufacturing

- MPTI employs a continuous improvement approach to manufacturing, utilizing world-class FOD Controls, Laser Weld, Seam Sealing, Laser Marking, Resistive Welding, Hi-Power RF Testing, Photolithography, Physical Vapor Deposition, Cold Weld Press, SMD Pick and Place, and J-STD-001 Space Level Soldering



4. Sale / Delivery

- Global presence of 22 Sales Representative Organizations comprised of 70 sales representatives, 7 Inside Sales Support Members, and 5 Sales Engineers
- MPTI commits to satisfaction in every phase with a focus on long-term relationships with suppliers and customers



Source: Company data

Blue-Chip Customer Base

Tenured Industry Relationships With Premier Customers Across Various End Markets

Aerospace & Defense

Avionics

Space

Industrials

More than 70 customers with a 10+ year history

Source: Company data

New Product Development

Increased R&D and Capex Spend Drive Organic Topline Growth in the Near-Term

Constant Innovation with Strategic Targeting of Larger Opportunities

- **~30% of FY'23 Revenue comes from products introduced since 2020**
- New product development is a key component of strategy with **~225 new products released annually**
- Number of products >$500k annually increased ~50%
- Number of products >$250k annually increased ~35%


New Product Revenue ($M)
Total Revenue ($M)
$30.0
$10.2
(~34%)
FY'20A
$26.7
$9.7
(~36%)
FY'21A
$31.8
$9.0
(~28%)
FY'22A
$41.2
$12.4
(~30%)
FY'23A

Source: Company data

Financial Summary

Compelling Financials With Strong Topline Growth And Healthy Margins

Revenue & Growth ($M)


(2%)
$30.0
(11%)
$26.7
19%
$31.8
29%
$41.2
28%
$43.0
22%
$9.4
19%
$11.2
FY'20A
FY'21A
FY'22A
FY'23A
LTM
Q1 FY'23
Q1 FY'24

Gross Profit & Margin ($M)


34%
$10.3
35%
$9.3
36%
$11.3
41%
$16.7
43%
$18.3
34%
$3.2
43%
$4.8
FY'20A
FY'21A
FY'22A
FY'23A
LTM
Q1 FY'23
Q1 FY'24

Adjusted EBITDA & Margin ($M)(1)


14%
$4.1
11%
$3.0
13%
$4.0
19%
$7.7
21%
$8.9
11%
$1.0
20%
$2.3
FY'20A
FY'21A
FY'22A
FY'23A
LTM
Q1 FY'23
Q1 FY'24

Backlog & Growth ($M)


$19.8
48%
$29.4
57%
$46.2
4%
$47.8
$45.5
1%
$46.1
FY'20A
FY'21A
FY'22A
FY'23A
Q1 FY'23
Q1 FY'24

MtronPTI

Source: Company Financials. Note: LTM figures as of Q1 FY'24, ending March 31, 2024

(1) Adjustments to EBITDA include Non-Cash Stock Compensation and Excess Separation Costs

FY'24 Outlook

Well-Positioned for Continued Growth

FY'24E Guidance

$43M - $45M
Revenue

42% - 44%
Gross Margin

19% - 21%
Adjusted EBITDA Margin(1)

$49M - $50M
Backlog

Source: Company guidance
(1) Adjustments to EBITDA include Non-Cash Stock Compensation and Excess Separation Costs

Multi-Pronged Strategy for Sustained Growth

MPTI's Strategy Positions the Company Towards Future Growth on Both an Organic and Inorganic Basis

Strong Foundation Today ...Driving Future Growth

58+ Year Legacy

> 350 Customers

Global Footprint

> 900 Unique Products

356 Employees

+81% Returns Since Spin-Off

1 Positioned for Organic Growth

- Industry tailwinds with a backlog of $46.1M as of Q1 FY'24
- Continuous product line expansion with ~30% of FY'23 Revenue generated from new products
- Long running relationships with over 70 customers with a 10+ year history

2 Driving Efficiencies and Cost Reductions

- Leverage India operation / ITAR registration
- Continued focus on key investments in both R&D and labor spend
- Strategically focused on larger opportunities with better margins

3 Acquisition-Oriented

- History of M&A with acquisitions of PTI, Trilithic, and Champion
- Focus on synergistic products, which increase MPTI's technical capabilities
- Ability to increase market share in multiple end markets with secular tailwinds

Source: Company data

MtronPTI

Questions

MtronPTI 2024 Conference Schedule

Thank You For Attending

We hope to see you at an upcoming event...

26th Annual Needham Growth Conference
New York, New York
January 16-19, 2024

MicroCap Conference
Atlantic City, NJ
January 30-February 1, 2024

MtronPTI Investor Day
NYSE
May 8, 2024

Ideas Conference
New York, New York
June 12-13, 2024

Sidoti MicroCap Conf.
Virtual
August 14-15, 2024

Appendix

Management Team & Board

Tenured Management Team And Board Provides MPTI With Decades of Experience and Leadership

Senior Management Team

Michael J. Ferrantino
Chief Executive Officer
BOARD MEMBER

Linda Biles
Executive Vice President, Finance

William Drafts
President

Non-Executive Board Members

Bel Lazar
Chairman
COO and Board Member
Efficient Power Conversion
CEO of EPC Space

Marc Gabelli
Ex-Chairman of the Board
Chief Executive Officer
Gabelli Securities International Ltd

Hendi Susanto
Director
VP of Equity Research
Gabelli

Robert LaPenta Jr.
Director
Managing Partner
Aston Capital

John Mega
Director
Former SVP and President
L3's Communication Systems

David Goldman
Director
General Counsel
GAMCO Asset Management, Inc.

Ivan Arteaga
Director
Chief Investment Officer
Arteaga Capital Management

Source: Company data

Product Applications: Commercial Aerospace

Platform Flexibility with Multiple Touchpoints

- **~16 design slots on nearly every Boeing and Airbus commercial airplane**
- Provides rugged, proven, reliable oscillators, clocks, and filters in numerous applications, from flight control to navigation
- Serves **multiple end-markets** including smaller regional and business jet markets


Flight Control (Fly-by-wire)
▪ Clock Oscillator
Emergency Beacon System
▪ OCXO
In Flight Connectivity
▪ Clock Oscillator
Pilot Communications
▪ TCXO, LC Filter, Crystal Filter
Instrument Landing Systems (ILS)
▪ Clock Oscillator
Navigation Radar
▪ TCXO and LC Filter
Engine Control
▪ Clock Oscillator
Radio Altimeter
▪ Cavity Filter, LC Filter, Ceramic Filter and TCXO
Traffic Collision Avoidance System (TCAS)
▪ Clock Oscillator, TCXO, OCXO, LC Filter

Source: Company data

MtronPTI

Product Applications: Space & SATCOM

Designed to Withstand Harsh Environments

- **Over 80 design wins on satellite platforms and manned spacecrafts**
- DoD is increasing funding in areas of space situational awareness: Missile Warning & Tracking, Protected Tactical Secure SATCOM Communications, and the Global Positioning System
- Several design slots across three product lines supporting ground-based SATCOM receivers, with thousands of receivers per satellite


Front End Receiver
▪ Crystal Filter, Cavity Filter, LC Filter
Timing
▪ Crystal Resonator
Front End Transmitter
▪ Crystal Filter, Cavity Filter, LC Filter
Timing
▪ OCXO, OCXO with PLL, VCTCXO, VCXO, TCXO, Crystal Filter
Front End Receiver
▪ Crystal Filter, Cavity Filter, LC Filter, Diplexer, N-plexer
Front End Transmitter
▪ Crystal Filter, Cavity Filter, LC Filter, Diplexer, N-plexer

Source: Company data

Product Applications: Electronic Warfare

High Reliability Timing, Spectrum & Frequency Control

- Current Electronic Warfare systems face the challenge of operating in a more congested RF environment, requiring rugged and precise devices and solutions
- The DoD requested $842B in its FY'24 budget to support hundreds of Electronic Warfare programs, **all of which can utilize MPTI's precise resonators, clocks, oscillators, and filters**


Path to Antenna
Duplexer, Diplexer, Multiplexer, Cavity Filter, Waveguide Filter, LC Filter
Transmitter
LC Filter, Cavity Filter, Waveguide Filter, Power Amplifier
Receiver
LC Filter and Crystal Filter
Master Clock
OCXO/TCXO
Signal Processing
TCXO, OCXO and Crystal Resonator

Source: Company data

Product Applications: Precision-Guided Munitions

Pinpoint Missile Accuracy with Superior Electronic Technology

- Defense agencies are focusing on high-performance, precision strike weapons that have farther standoff, multi-mode seekers, robust guidance systems, and less time for target selection with less collateral damage
- **MPTI has several design wins for clocks, oscillators, and filters within various Missile Defense Programs**


Radar Guided
▪ OCXO, TCXO and LC Filter
Missile Data Links
▪ LC Filter and Crystal Filter
Laser and Electro-Optically Guided
▪ Clock Oscillator and TCXO

Source: Company data

Product Applications: Radar

Precision Surveillance Technology to Ensure Security

- Hypersonic missiles and drones require highly advanced radars which drive the need for high-performing filters and oscillators
- **Both commercial and military aircraft utilize MPTI components** on their on-board radars


Transmitter
LC Filter, Cavity Filter, Waveguide Filter
Receiver
LC Filter and Crystal Filter
Signal Processing
TCXO, OCXO and Crystal Resonator
Path to Antenna
Duplexer, Diplexer, Multiplexer, Cavity Filter, Waveguide Filter, LC Filter
Master Clock
LC Filter and Crystal Filter

Source: Company data

Detailed Income Statement Summary

Healthy Topline Growth Alongside Meaningful Backlog And Margin Expansion

FY'23 Commentary

- **Revenue:** Increased 29.3%, reflecting strong aerospace and defense product shipments
- **Gross Margin:** Margins expanded from increased business volume, improved efficiencies and the effects of product mix changes
- **Operating Expenses:** Increased due to a one-time stock-option grant of $2.0M, while engineering costs increased marginally from increased investments in R&D
- **Backlog:** Increased 3.6% to $47.8M, driven by strong growth in aerospace and defense orders, most of which are expected to ship during FY'24 and into FY'25

$ in Millions	FY'20A	FY'21A	FY'22A	FY'23A
Revenue By Product				
Filter	$17.7	$13.3	$15.3	$25.7
OCXO	2.1	3.5	3.5	2.1
TCXO	2.0	2.3	2.4	2.5
Oscillator/Resonator	4.8	4.6	5.8	6.2
Purchased Product	3.0	2.1	3.9	3.6
Engineering Services	0.4	0.9	0.4	0.7
Integrated Modules	0.0	0.0	0.6	0.3
Total Revenue	**$30.0**	**$26.7**	**$31.8**	**$41.2**
YoY Growth	*(1.9%)*	*(11.0%)*	*19.3%*	*29.3%*
Manufacturing Cost of Sales	$19.7	$17.4	$20.5	$24.4
Gross Profit	**$10.3**	**$9.3**	**$11.3**	**$16.8**
Margin	*34.3%*	*35.0%*	*35.6%*	*40.7%*
Engineering, Selling & Administrative	$7.3	$7.2	$8.5	$12.5
Operating Income	**$3.0**	**$2.1**	**$2.9**	**$4.3**
Margin	*10.1%*	*7.9%*	*9.0%*	*10.4%*
Interest Expense (Income), net	$0.1	$0.0	$0.0	($0.0)
Other Expense (Income), net	0.1	(0.0)	0.3	(0.1)
Pre-Tax Income	**$2.9**	**$2.1**	**$2.6**	**$4.4**
Income Tax Provision	$0.6	$0.5	$0.8	$0.9
Net Income	**$2.3**	**$1.6**	**$1.8**	**$3.5**
Margin	*7.7%*	*5.9%*	*5.6%*	*8.5%*
EBITDA Bridge				
Pre-Tax Income	$2.9	$2.1	$2.6	$4.4
(+)Interest (Income) Expense, net	0.1	0.0	0.0	(0.0)
(+)Depreciation & Amortization	1.0	0.5	0.7	0.9
EBITDA	**$4.0**	**$2.7**	**$3.3**	**$5.2**
Margin	*13.2%*	*10.0%*	*10.5%*	*12.7%*
(+)Non-Cash Stock Compensation	$0.1	$0.3	$0.5	$2.4
(+)Excess Separation Costs	0.0	0.0	0.2	0.0
Adjusted EBITDA	**$4.1**	**$3.0**	**$4.0**	**$7.7**
Margin	*13.7%*	*11.1%*	*12.6%*	*18.7%*

Source: Company's latest 10-K dated March 25, 2024

MtronPTI